                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                 March 15, 1999
                                 --------------

                              MACK-CALI REALTY, L.P.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

         333-57103                                           22-3315804
    ---------------------                                -------------------
    (Commission File No.)                                 (I.R.S. Employer
                                                         Identification No.)

                  11 Commerce Drive, Cranford, New Jersey 07016
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               (Address of Principal Executive Offices) (Zip Code)

                                 (908) 272-8000
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

     In connection with the issuance by Mack-Cali Realty, L.P. of $300,000,000 7.00% Notes due 2004 and $300,000,000 7.25% Notes due 2009, attached as an exhibit to this form is the document listed below:

         Exhibit             Document
         -------             --------

         25.1                Form T-1 Statement of Eligibility under the
                             Trust Indenture Act of 1939 of Wilmington Trust Company, which is being filed pursuant to Regulation S-K, Item 601(b)(25) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 333-57103, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MACK-CALI REALTY, L.P.

                                     By: Mack-Cali Realty Corporation,
                                         its general partner

Date:  March 15, 1999                By: /s/  Roger W. Thomas
                                         --------------------
                                         Roger W. Thomas
                                         Executive Vice President, General
                                         Counsel and Secretary







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                                  EXHIBIT INDEX

         Exhibit             Document
         -------             --------

         25.1                Form T-1 Statement of Eligibility under the
                             Trust Indenture Act of 1939 of Wilmington Trust Company, which is being filed pursuant to Regulation S-K, Item 601(b)(25) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 333-57103, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.